Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

ODYSSEY MARINE EXPLORATION, INC.

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I hereby certify that, to the best of my knowledge, the annual report on Form 10-K of Odyssey Marine Exploration, Inc. for the period ending December 31, 2009, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Odyssey Marine Exploration, Inc.

/s/ Gregory P. Stemm
Gregory P. Stemm
Chairman of the Board and Chief Executive Officer

March 9, 2010

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Odyssey Marine Exploration, Inc. and will be retained by Odyssey Marine Exploration, Inc. and furnished to the Securities and Exchange Commission upon request.

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